AGREEMENT FOR CERNER CORPORATION
                        CONSULTING SERVICES



CONSULTANT NAME:  Gerald E. Bisbee, Ph.D.
                  110 Wellseley Drive
                  New Canaan, CT 06840
                  SSN ###-##-####

(herein referred to as "Consultant") agrees to provide Cerner Corporation (hereinafter referred to as "Cerner") the consulting services as specified in Exhibit A in accordance with the terms and conditions contained in this Agreement.

1.    TERM.   The  Consultant shall  coordinate  work
      efforts and maintain a liaison with the  Cerner
      Monitor named in Exhibit A, or with a duly appointed representative. Unless terminated in accordance with provisions of Article 9 hereof, these services shall be performed during the period shown in Exhibit A, or up to the completion of the project as defined in Exhibit
      A.  At its option, Cerner may extend the term.

2. PAYMENT FOR SERVICES RENDERED. For providing services as defined herein, Cerner shall pay the Consultant in accordance with the schedule specified in Exhibit A. In no event shall Cerner be obligated to pay Consultant for services and travel and related expenses in excess of the authorized Ceiling Dollar Amount specified in Exhibit A.

3.    CONSULTANT'S WARRANTIES.  The Consultant hereby
      warrants  that  no  other party  has  exclusive
      rights  to  services  in  the  specific   areas
      described herein and that Consultant is  in  no
      way    compromising   any   rights   or   trust
      relationships  between  any  other  party   and
      Consultant, or creating a conflict of interest,
      or  any possibility thereof, for Consultant  or
      for  Cerner.   The Consultant further  warrants
      that  all services provided hereunder  will  be
      performed  in  accordance with  all  applicable
      Federal,  State,  or local laws  and  executive
      orders.   Consultant agrees  to  indemnify  and
      hold Cerner harmless from any and all claims of other parties for breach of these warranties.

4.    INDEMNITY AND INSURANCE.  The Consultant  shall
      indemnify  and  hold Cerner harmless  from  any
      liability  for injury or damage caused  by  the
      Consultant  to persons or property  during  the
      performance  of  this Agreement.   Neither  the
      existence  of nor the assent of Cerner  to  the
      types  of  limits of insurance carried  by  the
      Consultant shall be deemed a waiver or  release
      of the Consultant's liability or responsibility
      under  this Agreement.  Consultant shall  carry
      the  following minimum insurance coverage in  a
      form  acceptable to Cerner during the  term  of
      this    Agreement:   Comprehensive   Automobile
      Liability Insurance with coverage limits of $500,000 per occurrence for any and all injury, death or property damage.

5.    NATURE  OF RELATIONSHIP.  Consultant herein  is
      an independent contractor and will not act as a
      Cerner agent nor shall be deemed an employee of
      Cerner for the purposes of any employee benefit
      programs.  The Consultant shall not enter  into
      any  agreement  or  incur  any  obligations  on
      Cerner's behalf, or commit Cerner in any manner
      without Cerner's prior written consent.  As  an
      independent    contractor,    the    Consultant
      understands  and  agrees  that  Consultant   is
      solely   responsible  for   the   control   and
      supervision  of the means by which the  project
      defined in Exhibit A is completed.  Such means,
      by  which  the  project's goal is accomplished,
      are  subject  to  the Consultant's  discretion,
      which  discretion must be exercised  consistent
      with  the  goal  of completing the  project  on
      schedule  and in accordance with the  terms  of
      this    Agreement.     The   Consultant    also
      understands  that no training is required,  nor
      will  any training be provided by Cerner.   Any
      supplies,   which  in  the   opinion   of   the
      Consultant  may  be necessary  to  perform  the
      services  required, shall be the responsibility
      of   Consultant,  except  as   noted   in   the
      Additional Provisions section of Exhibit A.

6.    INVENTIONS, PATENTS, AND TECHNOLOGY.
      Consultant shall promptly and fully disclose to
      Cerner  any  and all inventions,  improvements,
      discoveries,   or  any  intellectual   property
      conceived, developed, or reduced to practice by
      Consultant in connection with, or as  a  result
      of,  consulting services performed  for  Cerner
      and  shall treat all such information as if  it
      were   proprietary  information  furnished   to
      Consultant  by  Cerner.  Consultant  agrees  to
      assign,  and does hereby assign, to Cerner  and
      its  heirs,  successors  and  assigns,  without
      further consideration, the entire right,  title
      and interest, or such lesser interest as Cerner
      may in any particular case choose to accept, in
      and  to  each  of the inventions, improvements,
      discoveries, or ideas set forth above,  whether
      or not patentable or copyrightable.  Consultant
      further agrees to execute all applications  for
      patents   and/or   copyrights,   domestic   and
      foreign, assignments and other papers necessary
      to secure and enforce rights related to any and
      all    of    the    inventions,   improvements,
      discoveries,  or  ideas  as  set  forth   above
      assignable to Cerner.

7.    SAFEGUARDING  CERNER TRADE  SECRETS  AND  DATA.
      Consultant  agrees  that Consultant  shall  not
      divulge  to anyone, either during the  term  of
      this  Agreement or at any time thereafter,  any
      of  Cerner's trade secrets or other proprietary
      data  or  information  of any  kind  whatsoever
      acquired  by  Consultant  (including  but   not
      limited to Cerner's source codes, if Consultant
      receives  access to same) in carrying  out  the
      terms  of  this Agreement.  Consultant  further
      agrees that, upon completion or termination  of
      this  Agreement, Consultant will turn  over  to
      Cerner (or make such disposition thereof as may
      be   directed   or  approved  by  Cerner)   any
      notebook, data, information or other material acquired or compiled by Consultant in carrying out the terms of this Agreement.

8. MISCELLANEOUS. a) Waivers - No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by any related document or by law.

      b) Governing Law - This Agreement shall be deemed to be a contract made under the law of the State of Missouri and for all purposes it, plus any related or supplemental documents and notices, shall be construed in accordance with and governed by the law of such state.

      c)   Amendments - This Agreement may not be and
      shall  not be deemed or construed to have  been
      modified,   amended,  rescinded,  canceled   or
      waived in whole or in part, except by written instruments signed by the parties hereto.

      d)    Entire   Agreement  -   This   Agreement,
      including Exhibit A attached hereto and made  a
      part  hereof,  constitutes  and  expresses  the
      entire agreement and understanding between  the
      parties.   All previous discussions,  promises,
      representations and understandings between the parties relative to this Agreement, if any, have been merged into this document.

9.    TERMINATION.  Without limiting any rights which
      Cerner  may  have for reason of any default  by
      Consultant,  Cerner  reserves  the   right   to
      terminate this Agreement in whole or in part at
      its   convenience  by  written  notice.    Such
      termination  shall be effective in  the  manner
      and  upon the date specified in said notice and
      shall  be without prejudice to any claims which
      Cerner may have against Consultant.  Aside from
      any  continuing work, Cerner's sole  obligation
      in  the event of such termination shall  be  to
      reimburse  Consultant  for  services   actually
      performed by Consultant up to the effective date of such termination.

      Termination shall not relieve Consultant of continuing obligations under this Agreement, particularly the requirements of Articles 6 and 7 above.

10.   INVOICING AND PAYMENT.  Consultant shall use  a
      Cerner  time sheet form to keep track of  hours
      worked,   and  Consultant  shall  also   submit
      invoices  to  the Cerner Monitor based  on  the
      payment schedule in Exhibit A.  Invoices  shall
      reference  this Agreement number and  the  time
      period  of authorized performance involved  and
      shall  have attached thereto receipts  for  all
      travel  expenses  claimed  by  Consultant   and
      authorized in advance by Cerner.  Provided that
      such  travel has been authorized in advance  by
      Cerner  in  Exhibit  A, Cerner  will  reimburse
      Consultant  for reasonable travel  and  related
      expenses  incurred  by  Consultant  away   from
      Consultant's  home  in  connection   with   the
      services   defined  in  Exhibit  A.    Invoices
      submitted by the Consultant must be approved by
      the   Cerner   Monitor  or  his/her   appointed
      representative.

11.   CONFLICT  OF INTEREST.  Consultant agrees  that
      Consultant  will  not, while  performing  under
      this  Agreement create a conflict  of  interest
      which  may  prove  to  be  detrimental  to  the
      interests  of  Cerner.  The  responsibility  to
      notify  Cerner  of  any potential  conflict  of
      interest  rests  with the  Consultant.   Cerner
      agrees to promptly evaluate and notify the Consultant of its decision.

12.   SUBCONTRACTING   AND   ASSIGNMENTS.    It    is
      understood  and agreed that this  Agreement  is
      for  the  rendering of consulting  services  by
      Consultant  who  is  acting as  an  independent
      contractor.  Consultant may not subcontract any
      part  or  all  of the services to  be  provided
      without  the  prior written consent  of  Cerner
      (which  Cerner is under no obligation to give);
      however,  Consultant may, at own  expense,  use
      assistants to accomplish the services  required
      by  this Agreement.  Consultant shall cause all
      such   assistants   to   be   bound   by    the
      confidentiality obligations set out elsewhere herein.

13. DISCLOSURE. Consultant acknowledges and agrees that it may be necessary for Cerner to disclose the fact of the Consultant's retention, the duties performed and the compensation paid, should there be proper inquiry from such a source as an authorized U.S. Government agency or should Cerner believe it has a legal obligation to disclose such information, and Consultant hereby authorize any such disclosures.

14. ACCESSING CERNER CLIENT ENVIRONMENTS. During the course of Consultant's work, it may become necessary for Consultant to access one or more Cerner client environments. Consultant acknowledges that Cerner client environments contain both proprietary and private information. Consultant further acknowledges that access to these environments is governed by Cerner policy, client policy and, in some cases, State, Federal or International law. Consultant agrees to strictly follow all Cerner client access practices for both on-site and remote access. By accessing client sites, Consultant acknowledges that Consultant will follow and be bound by each client's individual access policy. Some access of client environments requires the use of certain third-part software products. If the use of such third-party products is required, Consultant agrees to purchase the appropriate licenses for use of the products.

15. ACCESSING CERNER'S INTERNAL NETWORK. As a part of servicing a client, it may become necessary for Consultant to access Cerner's internal network. Consultant agrees to abide by Cerner's internal network policy as outlined in exhibit B.




CONSULTANT  HAS READ THIS AGREEMENT, AND ACKNOWLEDGES
THAT  IT  UNDERSTANDS  THIS AGREEMENT  AND  IS  BOUND
THEREBY.



CONSULTANT                                       CERNER CORPORATION


BY: /s/Gerald E. Bisbee, Jr.        BY:  /s/Clifford W. Illig
   -------------------------------     --------------------------

TITLE: President, The Bisbee Group  TITLE: President and Chief Operating Officer
      ----------------------------         -------------------------------------

DATE:    1/12/98                    DATE:   1/12/98
     -----------------------------         -------------------------

SOCIAL SECURITY NO. ###-##-####


CERNER AUTHORIZATION

BY


TITLE


DATE




CERNER EXECUTIVE

BY


TITLE


DATE__________________________



                             EXHIBIT A
                 AGREEMENT FOR CONSULTING SERVICES



CONSULTANT NAME: Gerald E. Bisbee, Ph.D.

CONSULTANT ADDRESS: 110 Wellseley Drive
               New Canaan, CT 06840
               SSN ###-##-####


CERNER MONITOR:  Clifford W. Illig



TERM OF AGREEMENT:
I.     SERVICES TO BE RENDERED:




II.    COMPENSATION AND PAYMENT SCHEDULE
      A.   COMPENSATION FOR CONSULTING SERVICES:

         $1,200 a day plus normal business expenses



      B.   TRAVEL AND RELATED EXPENSES:

         Consultant  will  be  reimbursed   for   all
         travel  expenses  including  airfare,  hotel
         and  car  rental or mileage on personal  car
         use.   Reimbursement includes  standard  per
         diem.    All  arrangements  must   be   made
         through   Executive  Travel   using   Cerner
         approved  accommodations.   Ceiling   travel
         expenses:           $100,000

III.   CEILING DOLLAR AMOUNT

          In  no  event shall Cerner be obligated  to
          pay  Consultant for services and travel and
          related   expenses   in   excess   of   the
          authorized   Ceiling   Dollar   amount   of
          $100,000



IV.    ADDITIONAL TERMS AND CONDITIONS


                             EXHIBIT B
               Cerner's Network "Rules of the Road":

Rule 1 The confidentiality of Usernames and Passwords is the front line defense against unauthorized access to Cerner's intellectual assets. They must be kept confidential and changed on a periodic basis to be effective.

Rule 2 Password guidelines:

     Desktop PC's should not utilize any start-up password protection, including ROM based startup passwords.
     Notebook PC's should use start-up passwords to discourage theft. Screen-saver passwords are acceptable, and encouraged, to promote confidentiality.

Rule 3 PC Network login processes, which are used for inventory, software distribution, etc., will be allowed to run to completion.

Rule 4 Do not alter security settings or sign-ons on any server, host or network system.

Rule 5 All files and electronic media accessed on the Cerner's computer resources must be scanned for viruses. This includes files on diskettes, CD-ROM, and files that are downloaded from external sources or services.

Rule 6 All electronic information and products thereof are the property of Cerner. Use of any Cerner system (including, but not limited to VMS hosts, UNIX hosts, the PC network and Cerner's Internet connection) may be monitored at any time, without prior announcement, for the purposes of system management and security auditing. Use of Cerner's computing resources implies knowledge of these policies and consent with them.

Rule 7 Contact the Help Desk prior to introducing new multi-user or database applications to the production systems so that volume and capacity benchmarking can be performed.

Rule 8 Software cannot be loaded on PC servers, desktop PCs, VMS, and AIX hosts without the consent of the responsible system manager, as referenced on Athena. Contact the Help Desk before loading additional software applications.

Rule 9 Computing and network devices other than those provided by CBS may not be connected to the production data network without consent of Cerner Business Systems. To add devices to the network, contact the Help Desk.

Rule 10 IP addresses cannot be altered without prior approval from the Help Desk.

Rule 11 Do not physically or logically connect Cerner's network to any other public or private network.

Rule 12 The Internet may not be used for client support services or product demonstrations, because of the risks inherent in public networks. This includes, but is not restricted to, using telnet, rlogin, FTP, or any variants of these services over the Internet to access client systems.

Rule 13 Documents that are normally considered confidential will not be sent or posted electronically to destinations outside of Cerner's internal systems. This includes posting on services such as Compuserve and America OnLine, as well as the Internet.

Rule 14 Messages sent or posted from Cerner systems are specifically identified to others as "Cerner" messages. Messages subject to this rule include, but are not limited to, any electronic mail message as well as postings to Internet news groups and bulletin boards. These messages should be treated with the same regard as messages sent on Cerner's letterhead, and should reflect the values and policies of Cerner. As referenced on Athena, business communications sent on Cerner's electronic "stationary" should include an Autosignature.

Rule 15 The use of Exchange Public Folders to store list server messages minimizes the number of duplicate messages sent to Cerner and utilizes Internet bandwidth and disk space more efficiently. To establish a Public Folder, send list server subscription requests to the Help Desk, including interested associates, list name, and business purpose.